Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10, Suite 301 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Cherry Technologies Inc.

2 Embarcadero Center, 8th Floor

San Francisco, California 94111

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of medical procedure loans in connection with the proposed offering of Cherry Securitization Trust 2024-1. Cherry Technologies Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Barclays Capital, Inc. and CRB Securities, LLC (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 19, 2024, representatives of the Company provided us with a computer-generated unsecured consumer loan data file and related record layout containing data, as represented to us by the Company, as of the close of business July 9, 2024, with respect to 258,053 unsecured consumer loans (the “Initial Statistical Loan File”). At the Company’s instruction, we randomly selected 200 unsecured consumer loans (the “Sample Loans”) from the Initial Statistical Loan File.

Further, on August 8, 2024, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing an updated annual percentage rate for each of the unsecured consumer loans set forth on the Initial Statistical Loan File. At the Company’s instruction, we adjusted the Initial Statistical Loan File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.  Loan number (for informational purpose only)

2.  Origination date

3.  Down payment amount

4.  Projected close at origination

5.  Gross amount

6.  Original loan term (months)

7.  Annual percentage rate (APR)

8.  State of residence

9.  Days past due

10.  Current principal balance

11.  Current loan status

12.  Merchant name

13.  Merchant ID

14.  Merchant age in months

15.  Vantage score

16.  Remaining term (months)

17.  Incorporation date

18.  Auto pay indicator (yes/no)

19.  Final scheduled payment date

20.  Down payment percentage

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 9. through 19. to an electronic loan file, prepared, created and delivered by the Company on July 24, 2024, from the Company’s servicing system, as of the close of business July 9, 2024 (the “Servicer System File”).

We compared Characteristic 20. to the quotient of (i) the down payment amount and (ii) the gross amount (each as set forth on the Loan Agreement).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 4., differences of five days or less are deemed to be “in agreement;”

•

with respect to our comparison of Characteristic 5, for the Sample Loans indicated in Appendix A, we observed a difference with respect to the gross amount set forth on the Statistical Loan File when compared to the gross amount set forth on the Loan Agreement. For these Sample Loans, we were instructed to perform an additional procedure and compare the gross amount set forth on the Statistical Loan File to the difference between (i) the gross amount (as set forth on the Loan Agreement) and (ii) the “partial refund” (as set forth on the “Monthly Statement”); and

•

with respect to our comparison of Characteristic 12., a merchant name of “Allure Medspa” set forth on the Statistical Loan File is deemed to be “in agreement” with a merchant name of “Allure Medspa Scottsdale” set forth on the Servicer System File.

The unsecured consumer loan documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 11, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 11, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 5. for the following Sample Loans:

332497

660988

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.